UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2022

GO Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39424	85-1429879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 W 14th Street New York, NY	10014
(Address of principal executive offices)	(Zip Code)

(212) 883-4330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	GOAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	GOAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GOAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 2, 2022, the New York Stock Exchange (the “NYSE”) notified GO Acquisition Corp. (the “Company”), and publicly announced, that the NYSE determined to commence proceedings to delist the Company’s warrants, each exercisable for one share of the Company’s Class A common stock, from the NYSE and that trading in the Company’s warrants would be suspended immediately, due to "abnormally low" trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. The Company previously announced on June 17, 2022 that (i) the Company would redeem its outstanding shares of Class A common stock as promptly as practicable following (but not more than 10 business days after) August 7, 2022, as it intends to discontinue its pursuit of an initial business combination and (ii) all outstanding warrants of the Company will be cancelled with effect on the redemption date. Accordingly, the Company does not intend to appeal the NYSE’s determination.

Item 8.01 Other Events.

On August 5, 2022, the Company issued a press release announcing it will redeem all of its outstanding Class A common stock, par value $0.0001, effective as of the close of business on August 17, 2022, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO ACQUISITION CORP.

By:	/s/ Alejandro San Miguel
Name:	Alejandro San Miguel
Title:	Vice President and Secretary

Date: August 5, 2022

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